Exhibit 10.1

WAIVER TO CREDIT AGREEMENT

This WAIVER TO CREDIT AGREEMENT (this “Waiver”) is entered into as of March 31, 2011, by and among (1) DMLP, LTD., a Bahamas international business company (“DMLP”), (2) TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD. (ABN 35 121 104 167), an Australian proprietary company (“TEMI”), (3) TALON EXPLORATION, LTD., a corporation duly organized and validly existing under the laws of Bahamas (“Talon”), (4) TRANSATLANTIC TURKEY, LTD., a corporation duly organized and validly existing under the laws of Bahamas (“TAT”, and together with DMLP, TEMI and Talon, each a “Borrower” and, collectively, the “Borrowers”), (5) the Guarantors (as defined in the Credit Agreement defined herein), (6) the Lenders (as defined in the Credit Agreement defined herein) and (7) STANDARD BANK PLC, as the administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 21, 2009 (as may from time to time be amended, supplemented, restated or otherwise modified, the “Credit Agreement”).

WHEREAS, as further described in that certain letter dated March 24, 2011 from Transatlantic Petroleum Ltd., on behalf of the Borrowers, to the Administrative Agent (the “Waiver Request Letter”), the Borrowers request the Administrative Agent and Lenders to waive compliance with the financial reporting requirements in respect of the Parent and the Borrowers pursuant to Sections 7.1(a)(i), 7.1(a)(ii) and 7.1(b) of the Credit Agreement, respectively, for the Fiscal Year ended December 31, 2010 and the Fiscal Quarter ended March 31, 2011, respectively, as well as with the delivery requirements pursuant to Sections 7.1(d) and 7.2(d), respectively, in respect of the corresponding Compliance Certificates and Operating Budget (collectively, the “Financial Reporting Requirements”) provided that such waivers shall be subject to extension as set forth herein.

WHEREAS, the Lenders agree to waive the Financial Reporting Requirements on the terms and subject to the conditions set forth in this Waiver.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

1.2 Interpretation. This Waiver shall be construed and interpreted in accordance with the rules of construction set forth in Section 1.2 and Section 1.3 of the Credit Agreement.

SECTION 2. WAIVER.

2.1 Waiver. Subject to the conditions precedent set forth in Section 3, the Lenders party hereto agree to waive the Financial Reporting Requirements as follows:

(a) waive compliance with Section 7.1(a)(i) of the Credit Agreement in respect of the Fiscal Year ended December 31, 2010, provided that the Borrowers shall deliver to the Administrative Agent (with sufficient copies for each Lender) a copy of (i) the audited consolidated balance sheet of the Parent and the related audited consolidated statements of income and of cash flows for such Fiscal Year on or before the date which is one hundred five (105) days from the end of such Fiscal Year, provided further that such financial statements may be reported on with a going concern or like qualification or exception but solely for the reasons set forth in the Waiver Request Letter;

(b) waive compliance with Section 7.1(a)(ii) of the Credit Agreement in respect of the Fiscal Year ended December 31, 2010, provided that the Borrowers shall deliver the audited Combined balance sheet of the Borrowers (which shall include their Subsidiaries) as at the end of such Fiscal Year and the related audited Combined statements of income and of cash flows for such Fiscal Year on or before the date which is one hundred fifty (150) days from the end of such Fiscal Year provided further that such financial statements may be reported on with a going concern or like qualification or exception but solely for the reasons set forth in the Waiver Request Letter; and

(c) waive compliance with Section 7.1(b) of the Credit Agreement for the Fiscal Quarter ended March 31, 2011, provided that the Borrowers shall deliver to the Administrative Agent (with sufficient copies for each Lender) a copy of (i) the unaudited consolidated balance sheet of the Parent and the related unaudited consolidated statements of income and of cash flows for such Fiscal Quarter on or before the date which is seventy-five (75) days from the end of such Fiscal Quarter, and (ii) the unaudited Combined balance sheet of the Borrowers (which shall include their Subsidiaries) as at the end of such Fiscal Quarter and the related unaudited Combined statements of income and of cash flows for such Fiscal Quarter on or before the date which is seventy-five (75) days from the end of such Fiscal Quarter, in the case of each of (i) and (ii) setting forth in comparative form the figures for such Fiscal Quarter in the previous Fiscal Year, certified by a Responsible Officer of the Borrowers as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes unless solely in respect of the reasons set forth in the Waiver Request Letter);

provided that, in cases (a) and (b) above, pursuant to Section 7.1(d) of the Credit Agreement, the Borrowers shall deliver, concurrently with the delivery of such financial statements, to the Administrative Agent (with sufficient copies for each Lender) Compliance Certificates containing the information and calculations necessary for determining compliance by the Borrowers and their Subsidiaries with the provisions of Section 8.17 of the Credit Agreement and certifying as to the truth and correctness in all material respects of the representations and warranties in each Loan Document (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have then occurred and be continuing provided that such Compliance certificates must be delivered concurrently;

provided, further, that, concurrently with the delivery of the financial statements in case (a) above, pursuant to Section 7.2(d) of the Credit Agreement, the Borrowers shall deliver to the Technical Agent (with sufficient copies for each Lender) a field development plan and annual budget (the “Operating Budget”) in respect of the business and operations of the Borrowers and their Subsidiaries for the twelve (12) month period commencing from the end of the Fiscal Year ended December 31, 2010, such Operating Budget to contain the Borrowers’ good faith estimates relating to (i) general corporate overhead and administrative expenses, (ii) Capital Expenditure in respect of Hydrocarbon Interests, (iii) Hydrocarbons to be sold under Eligible Contracts, (iv) EBITDAX and (v) taxes and royalties for such period, in each case broken down on a calendar month basis, as well as the underlying assumptions and data used in preparing the same, such Operating Budget to be otherwise in form and substance reasonably satisfactory to the Technical Agent.

It is hereby acknowledged and agreed that the foregoing waivers shall not be deemed to be, or construed as, a waiver of any Default or Event of Default that may now be in existence or that may hereafter occur.

SECTION 3. CONDITIONS PRECEDENT

3.1 Conditions Precedent. The waivers referred to in Section 2 shall become effective if:

(a) this Waiver shall have been executed by the Borrowers and the Administrative Agent on behalf of the Lenders and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

(b) the Guarantors shall have consented and agreed to and acknowledged the terms of this Waiver; and

SECTION 4. MISCELLANEOUS

4.1 Representations and Warranties. Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) it is duly organized, validly existing and in good standing (if such concept exists under the laws of its jurisdiction of organization) under the laws of its jurisdiction of organization;

(b) the execution, delivery, and performance of this Waiver and the consummation of the transactions contemplated hereby (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene its constitutional documents or any Applicable Law or any of its Contractual Obligations, and (iv) will not result in the creation or imposition of any Lien prohibited by the Credit Agreement;

(c) no consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for its due execution and delivery of this Waiver, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby;

(d) it has duly executed and delivered this Waiver, and upon satisfaction of the conditions set forth in Section 3 above, this Waiver constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors’ rights generally and by general principles of equity;

(e) both before and after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Waiver; and

(f) to the extent not already made above, each of the other representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in all material respects as of the date hereof, (unless stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

4.2 Waiver of Claims. Each Borrower hereby waives and releases each of the Secured Parties and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which it is aware that currently exist and can now be asserted to reduce or eliminate all or any part of the obligation of such Borrower to make any payments to the Secured Parties as provided in the Loan Documents, such waiver and release being made with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

4.3 Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, each Borrower agrees to pay on demand, upon presentation of a statement of account, all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Waiver, including without limitation the reasonable costs and fees of the Administrative Agent’s legal counsel, regardless of whether this Waiver becomes effective in accordance with the terms hereof.

4.4 Credit Agreement Unaffected. Each reference to the Credit Agreement herein or in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Waiver is a Loan Document.

4.5 Entire Agreement. This Waiver, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.6 Counterparts. This Waiver may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.7 Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.8 Submission to Jurisdiction. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK CITY IN ANY LITIGATION OR OTHER PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF A SECURED PARTY OR AN OBLIGOR IN CONNECTION HEREWITH OR THEREWITH; PROVIDED, THAT NOTHING

HEREIN SHALL LIMIT THE RIGHT OF A SECURED PARTY TO BRING PROCEEDINGS AGAINST AN OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

4.9 Jury Trial Waiver. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS WAIVER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS WAIVER.

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IN WITNESS WHEREOF, this Waiver has been duly executed and delivered as of the date first written above.

DMLP, LTD., as Borrower

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO

TRANSATLANTIC EXPLORATION MEDITERRANEAN INTERNATIONAL PTY. LTD., as Borrower

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	Director

TALON EXPLORATION, LTD., as Borrower

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO

TRANSATLANTIC TURKEY, LTD., as Borrower

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO

STANDARD BANK PLC, as Administrative Agent (acting on the instructions of the Lenders)

By:	/s/ Ola Busari
Name:	Ola Busari
Title:

By:	/s/ Zakia Mannan
Name:	Zakia Mannan
Title:

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (the “Guarantors”) consents and agrees to and acknowledges the terms of the foregoing Waiver to Credit Agreement, dated as of March 31, 2011 (the “Waiver”). Each of the Guarantors further agrees that its guarantee obligations under Article 10 of the Credit Agreement shall remain in full force and effect and be unaffected hereby. Unless otherwise defined herein, each capitalized term used herein and not defined herein shall have such meaning ascribed to it in the Waiver.

Each Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Secured Parties and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Guarantor is aware that currently exist and can now be asserted to reduce or eliminate all or any part of the obligation of such Guarantor to repay the Administrative Agent and the Secured Parties as provided in the Credit Agreement executed by such Guarantor, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

This Guarantor Acknowledgement and Agreement shall be governed by and construed and interpreted in accordance with, the law of the State of New York.

EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ACKNOWLEDGEMENT AND AGREEMENT AND THE WAIVER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES THERETO TO ENTER INTO THE WAIVER.

IN WITNESS WHEREOF, each of the undersigned has executed this Guarantor Acknowledgment and Agreement as of the date of the Waiver.

TRANSATLANTIC WORLDWIDE, LTD., as Guarantor

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO

TRANSATLANTIC PETROLEUM (USA) CORP., as Guarantor

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO

INCREMENTAL PETROLEUM (SELMO) PTY. LTD., as Guarantor

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	Director

TRANSATLANTIC PETROLEUM LTD., as Guarantor

By:	/s/ Matt McCann
Name:	Matt McCann
Title:	CEO